Exhibit 13.1

      Certification of Chief Executive Officer and Chief Financial Officer
                       pursuant to 18 U.S.C. Section 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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                                                                    Exhibit 13.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ECI Telecom Ltd. (the "Company") on Form 20-F for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                /s/ Doron Inbar
                                --------------------------------------------
                                Name: Doron Inbar
                                Title: President and Chief Executive Officer

                                /s/ Giora Bitan
                                -----------------------------------
                                Name: Giora Bitan
                                Title: Executive Vice President and
                                       Chief Financial Officer

Date: March 31, 2005

A signed copy of this written statement required by Section 906 has been provided to ECI Telecom Ltd. and will be retained by to ECI Telecom Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.